The Glenmede Fund, Inc. (the “Fund”)

Disciplined International Equity Portfolio

Global Secured Options Portfolio

(each a “Portfolio” and together the “Portfolios”)

Supplement dated June 4, 2026 to the Funds’ Summary Prospectuses, dated February 28, 2026, as amended March 17, 2026, and the Fund’s Statutory Prospectus and Statement of Additional Information, each dated February 28, 2026

At a meeting held on June 2, 2026, the Board of Directors (the “Board”) of the Fund agreed to consider in late-2026 the conversion of the following two mutual funds to newly created exchange-traded funds (the “ETFs”) listed below (each, a “Conversion”):

Current Mutual Fund	Proposed ETF
Disciplined International Equity Portfolio	Knollbrook Disciplined International Equity ETF
Global Secured Options Portfolio	Knollbrook Global Secured Options ETF

Each new ETF will be managed in a substantially similar manner as the corresponding mutual fund, with identical investment objectives, investment strategies and fundamental investment policies. If approved by the Board, it is anticipated that the Conversions would occur in the fourth quarter of 2026, or the first quarter of 2027.

By converting these Portfolios to ETFs, Glenmede Investment Management LP (“GIM”), the investment advisor for the Portfolios, believes shareholders in the Portfolios could benefit from lower overall net expenses, additional trading flexibility, increased portfolio holdings transparency and the potential for enhanced tax efficiency.

GIM is communicating the proposed plans prior to formal Board approval in order to provide shareholders with ample notice of the planned Conversions and allow them time to engage with GIM on the implications of the proposed transactions, including the need to have a brokerage account prior to the applicable Conversion. It is possible that one or both Conversions will not be approved or will not occur for other reasons, in which case the changes described herein pertaining to such Conversion would not take effect.

Subject to Board approval, each Conversion would consist of (1) the transfer of all or substantially all of the mutual fund’s assets, subject to its liabilities, to the corresponding new created ETF for shares of the ETF; and (2) the distribution of the ETF shares to the mutual fund shareholders in complete liquidation of the mutual fund. It is anticipated that if approved by the Board, GIM will seek consent from the majority shareholders related to the Portfolios Conversions.

When each Conversion is considered, the Board, including the Directors not deemed to be “interested persons” of the mutual funds pursuant to Section 2(a)(19) of the Investment Company Act of 1940, as amended, will need to determine that the Conversion is in the best interests of the target mutual fund and that the Conversion would not dilute the interests of the mutual fund’s shareholders.

The new ETFs have not commenced investment operations, and it is anticipated that each will not have shareholders prior to the Conversion. If the Conversions are approved by the Board, and the majority shareholders with respect to each Portfolio’s Conversion, existing shareholders of each mutual fund will, prior to the Conversion, receive a combined information statement/prospectus describing in detail both the Conversion and the surviving ETF and summarizing the Board’s considerations in approving the Conversion.

It is anticipated that each Conversion will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the Conversion, except to the extent that they receive cash in connection with the liquidation of any fractional shares received in the Conversion.

In connection with the proposed Conversions discussed herein, an information statement/prospectus that will be included in a registration statement on Form N-14 will be filed with the U.S. Securities and Exchange Commission (the “SEC”). After the registration statement is filed with the SEC, it may be amended or withdrawn and the information statement/prospectus will not be distributed to shareholders unless and until the registration statement is deemed effective by the SEC. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Conversions. After they are filed, free copies of the materials will be available on the SEC’s web site at www.sec.gov. These materials also will be available at glenmedeim.com and a paper copy can be obtained at no charge by calling 1-215-419-6662.

This communication is for informational purposes only and does not constitute an offer of any securities for sale. No offer of securities will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

Please retain this Supplement for future reference.